[EXHIBIT 10.21]

                     SECURITIES PURCHASE AGREEMENT

       This Securities Purchase Agreement (this "Agreement") is dated as of August 2, 2004, by and among INYX, Inc., a Nevada corporation (the "Company") and the entities listed on Schedule 1 attached hereto (each a "Purchaser" and collectively, the "Purchasers").

       WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act (as defined below), and/or Rule 506 promulgated thereunder, the Company desires to issue and sell to the Purchasers, and the Purchasers desires to purchase from the Company, that number of (i) shares of Common Stock, and (ii) Warrants as listed on Schedule 1 hereto (collectively, the "Offering").

       NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agrees as follows:

                           ARTICLE I.

                          DEFINITIONS

       1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:

       "Action" shall have the meaning ascribed to such term in
Section 3.1(j).

       "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144. With respect to the Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

       "Business Day" means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

       "Closing" means the closing of the purchase and sale of the Common Stock and the Warrants pursuant to Section 2.1 on August 2, 2004, or such other date as mutually agreed to by the parties.

       "Closing Date" means the date of the Closing.

       "Closing Price" means on any particular date (a) the last reported closing bid price per share of Common Stock on such date on the Trading Market (as reported by Bloomberg L.P. at 4:15 p.m. (New York time) as the last reported closing bid price for regular session trading on such day), or (b) if there is no such price on such date, then the closing bid price on the Trading Market on the date nearest preceding such date (as reported by Bloomberg L.P. at 4:15 p.m. (New York time) as the closing bid price for regular session trading on such day), or (c) if the Common Stock is not then listed or quoted on the Trading Market and if prices for the Common Stock are then reported in the "pink sheets" published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) if the shares of Common Stock are not then publicly traded the fair market value of a share of Common Stock as determined by an appraiser selected jointly by the Purchasers of a majority in interest of the shares of Common Stock then outstanding and the Company.

       "Commission" means the Securities and Exchange Commission.

       "Common Stock" means the Company's common stock, $0.001 par value per share, and any securities into which such Common Stock may hereafter be reclassified.

       "Common Stock Equivalents" means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

       "Company Counsel" means Gusrae Kaplan & Bruno, PLLC.

       "Effective Date" means the date that the Registration Statement is first declared effective by the Commission.

       "Exchange Act" means the Securities Exchange Act of 1934, as amended.

       "Intellectual Property Rights" shall have the meaning ascribed to such term in Section 3.1(o).

       "Liens" means a lien, charge, security interest, encumbrance, right of first refusal or other restriction.

       "Material Adverse Effect" shall have the meaning ascribed to such term in Section 3.1(b).

       "Material Permits" shall have the meaning ascribed to such term in Section 3.1(m).

       "Per Share Purchase Price" means $0.81, subject to adjustment for reverse or forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement and before the Closing.

       "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

       "Registration Statement" means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchaser of the Shares and the Warrant Shares.


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       "Registration Rights Agreement" means the Registration Rights
Agreement, dated as of the date of this Agreement, among the Company and the Purchasers, in the form of Exhibit A hereto.

       "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

       "SEC Reports" shall have the meaning ascribed to such term in
Section 3.1(h).

       "Securities Act" means the Securities Act of 1933, as amended.

       "Shares" means the shares of Common Stock purchased by the Purchasers pursuant to this Agreement.

       "Subscription Amount" means as to each Purchaser, the amounts set forth below the Purchaser's signature block on the Signature Page of this Agreement in United States Dollars and in immediately available funds.

       "Subsidiary" shall have the meaning ascribed to such term in
Section 3.1(a).

       "Trading Day" means (i) a day on which the Common Stock is traded on a Trading Market, or (ii) if the Common Stock is not quoted on a Trading Market, a day on which the Common Stock is quoted in the over-the-counter market as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting price); provided, that in the event that the Common Stock is not listed or quoted as set forth in (i), and
(ii) hereof, then Trading Day shall mean a Business Day.

       "Trading Market" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the OTC Bulletin Board, the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market or the Nasdaq SmallCap Market.

       "Transaction Documents" means this Agreement, the Registration Rights Agreement and the Warrants, and any and all other documents or agreements executed in connection with the transactions contemplated hereunder.

       "Transaction Securities" means the Shares, the Warrants and the Warrant Shares.

       "Warrant" means the five (5) year common stock purchase warrant in the form annexed hereto as Exhibit B, issuable to each Purchaser at Closing, which Warrants are exercisable to purchase one hundred (100%) percent of the aggregate number of Shares that such Purchaser purchased pursuant hereto. The Warrants shall have an initial exercise price equal to the product of (i) one hundred twenty-five (125%) percent and (ii) the Per Share Purchase Price.

       "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.



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

                             ARTICLE II.

                          PURCHASE AND SALE

       2.1    Closing.  On the terms and subject to the conditions set
              -------
forth in this Agreement, at the Closing, the Company shall sell and issue to the Purchaser and the Purchaser shall purchase from the Company hereto such number of Shares as shall equal the Purchaser's Subscription Amount divided by the Per Share Purchase Price. The Warrants shall be issued without additional consideration. The aggregate number of Shares and Warrants the Purchaser shall receive is set forth opposite the Purchaser's name on Schedule 1 hereto. Upon satisfaction of the conditions set forth in Section 2.2, the Closing shall occur at the offices of Company counsel, or such other location as the parties shall mutually agree.

       2.2    Closing Conditions.
              ------------------

             (a) Except as provided below or that the parties may otherwise so agree, at the Closing, the Company shall deliver or cause to be delivered to the Purchaser:

                   (i) Within five (5) business days following the Closing, a restricted stock certificate for such number of Shares set forth on Schedule 1 hereto purchased by the Purchaser;

                   (ii) a Warrant in the name of the Purchaser, duly executed by the Company, entitling the Purchaser to purchase such amount of Warrant Shares as set forth on Schedule 1 hereto;

                   (iii) the Registration Rights Agreement duly executed by the Company;

                   (iv)     this Agreement duly executed by the Company;

                   (v) the Executive Vice President of the Company shall deliver to the Purchasers, at the Closing, a certificate certifying that (A) representations and warranties of the Company contained herein are true on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of such Closing and (B) the Company has performed and complied with all agreements, obligations, and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing; and

                   (vi) the Company shall deliver to the Purchasers, at the Closing, a Certificate of the Secretary of the Company attesting as to: (A) the Restated Certificate of Incorporation and the by-laws of the Company; (B) the signatures and titles of the officers of the Company executing this Agreement or any of the other agreements to be executed and delivered by the Company at the Closing; and
            (C) resolutions of the Board of Directors of the Company, authorizing and approving all matters in connection with this Agreement and the transactions contemplated hereby;


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

             (b) At the Closing, the Purchaser shall deliver or cause to be delivered to the Company the following:

                   (i)      this Agreement duly executed by the Purchaser;
                   (ii) the Purchaser's payment for the Shares and Warrants being purchased by wire transfer; and

                   (iii) the Registration Rights Agreement duly executed by the Purchaser.

             (c) All representations and warranties of each of the parties herein shall remain true and correct as of the Closing Date.

             (d) As of the Closing Date, there shall have been no Material Adverse Effect with respect to the Company since the date hereof.

             (e) From the date hereof to the Closing Date: (i) trading in the Common Stock shall not have been suspended; (ii) trading in securities generally shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market; and
(iii) there shall have been the banking moratorium declared either by the United States or New York State authorities.

       2.3    Certificates.  The Purchaser hereby authorizes and directs
              ------------
the Company, upon each Closing, to deliver certificates representing the Shares and Warrants to be issued to such Purchaser pursuant to this Agreement to the Purchaser's address indicated in this Agreement.

       2.4    Certain Legal Fees.  Simultaneously with payment for the
              ------------------
Shares and Warrants at the Closing, the Company shall pay to the Purchasers' legal counsel $10,000, representing (i) all fees and expenses resulting from this Offering, and (ii) an initial retainer payment of such counsel's legal fees related to a proposed private placement of the Company's Common Stock and Warrants on a $4,000,000 minimum and a $7,000,000 maximum reasonable basis pursuant to which Sands Brothers International Ltd. (the "Placement Agent") will act as placement agent (the "2nd Offering"). The Company's obligation to pay legal fees to the Placement Agent's and the Purchasers' legal counsel shall not exceed, in the aggregate, $25,000, including the above mentioned $10,000 payment, with the remaining $15,000 to be paid at the initial closing of the 2nd Offering. Nothing contained in this
Section 2.4 shall represent any commitment or representation that the 2nd Offering will be completed.

                           ARTICLE III.

                 REPRESENTATIONS AND WARRANTIES

       3.1    Representations and Warranties of the Company.  The Company
              ---------------------------------------------
hereby makes the following representations and warranties as of the date hereof and as of the Closing Date to the Purchaser:

             (a)   Subsidiaries. Other than as disclosed in the SEC
                   ------------
Reports, the Company does not own or control, directly or indirectly, any interest in any other corporation, association or other business



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


entity (a "Subsidiary" and collectively, the "Subsidiaries"). The Company owns, directly or indirectly, all of the capital stock of each Subsidiary free and clear of any lien, charge, security interest, encumbrance, right of first refusal or other restriction (collectively, "Liens"), and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

             (b)   Organization and Qualification. Each of the Company
                   ------------------------------
and the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite corporate power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, by-laws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not result in (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document,
(ii) a material adverse effect on the results of operations, assets, business or financial condition of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company's ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a "Material Adverse Effect").

             (c)   Authorization; Enforcement; Validity. The Company has
                   ------------------------------------
the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary action on the part of the Company and no further corporate action is required by the Company in connection therewith. Each Transaction Document has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms except as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally.

             (d)   No Conflicts. The execution, delivery and performance
                   ------------
of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated thereby, do not and will not (i) conflict with or violate any provision of the Company's
Restated Articles of Incorporation or by-laws and any and all amendments thereto (collectively, the "Internal Documents"),
(ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise), or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected.

             (e)   Filings, Consents and Approvals. The Company is not
                   -------------------------------
required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than the filing with the Commission of the Registration Statement and applicable Blue Sky filings.

             (f)   Issuance of the Securities. All of the Transaction
                   --------------------------
Securities have been duly authorized and, when issued and paid for in accordance with the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens and not subject to any preemptive rights. The Company has reserved from its duly authorized capital stock such number of shares of Common Stock so as to permit the issuance of the Shares and the Warrant Shares.

             (g)   Capitalization.  Other than as disclosed in the SEC
                   --------------
Reports, (i) there are no outstanding securities of the Company or any of its Subsidiaries which contain any preemptive, redemption or similar provisions, nor is any holder of securities of the Company or any Subsidiary entitled to preemptive or similar rights arising out of any agreement or understanding with the Company or any Subsidiary by virtue of any of the Transaction Documents, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (ii) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement; and (iii) there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, except as a result of the purchase and sale of the Transaction Securities, or rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock.

             (h)   SEC Reports; Financial Statements. The Company has
                   ---------------------------------
filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or
Section 15(d) of the Exchange Act, for the one (1) year preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials, including the exhibits thereto, being collectively referred to herein as the "SEC Reports"). As of their respective dates, except to the extent set forth in the SEC Reports with respect to restatements of the Company's financial statements, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All material agreements to which the

Company is a party or to which the property or assets of the Company are subject have been filed as exhibits to the SEC Reports to the extent required. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing, except to the extent set forth in the SEC Reports with respect to restatements of the Company's financial statements. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except to the extent set forth in the SEC Reports with respect to restatements of the Company's financial statements, and except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments. Additionally, since the adoption of the Sarbanes-Oxley Act of 2002 (the "New Act") and to the extent that the Company is subject to the New Act, the Company has complied in all material respects with the laws, rules and regulation under the New Act.

             (i)   Material Changes. Since June 30, 2004, other than as
                   ----------------
may be filed on a Current Report on Form 8-K filed by the Company with the Commission or any other SEC Report, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made payment or distribution of any dividend or distribution of cash or other property to its holders of Common Stock or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans.

             (j)   Litigation. There is no action, suit, inquiry, notice
                   ----------
of violation, proceeding or investigation pending or, to the knowledge of the Company, currently threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency and/or regulatory authority (federal, state, county, local or foreign), (collectively, an "Action") which does and/or could (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents and/or the Transaction Securities or to consummate the transactions contemplated hereby or thereby or
(ii) could, if there were an unfavorable decision, have or reasonably be expected to result in, either individually or in the aggregate, a Material Adverse Effect. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange
Act or the Securities Act. The foregoing includes, without limitation, actions, pending or threatened (or any basis therefor known to the Company), involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment, or decree of any court or government agency or instrumentality.

             (k)   Labor Relations. No material labor dispute exists or,
                   ---------------
to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect.

             (l)   Compliance. Neither the Company nor any Subsidiary
                   ----------
(i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, mortgage, decree, lease, license, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except in the case of clauses (i), (ii) and (iii) as would not result in a Material Adverse Effect. Neither the Company nor any of the Subsidiaries has received any written notice of any violation of or noncompliance with, any federal, state, local or foreign laws, ordinances, regulations and orders (including, without limitation, those relating to environmental protection, occupational safety and health, federal securities laws, equal employment opportunity, consumer protection, credit reporting, "truth-in-lending", and warranties and trade practices) applicable to its business or to the business of any Subsidiary, the violation of, or noncompliance with, which would have a materially adverse effect on either the Company's business or operations, or that of any Subsidiary, and the Company knows of no facts or set of circumstances which would give rise to such a notice. The execution, delivery, and performance of the Transaction Documents and the consummation of the transactions contemplated thereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract, or an event which results in the creation of any lien, charge, or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any material permit, license, authorization, or approval applicable to the Company, its business or operations, or any of its assets or properties, except as would not reasonably be expected to have a Material Adverse Effect.

             (m)   Regulatory Permits. The Company and the Subsidiaries
                   ------------------
possess all licenses, certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such permits would not have or reasonably be expected to result in a Material Adverse Effect ("Material Permits"), and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted, and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

             (n)   Title to Property and Assets. The Company owns its
                   ----------------------------
property and assets free and clear of all mortgages, liens, loans, pledges, security interests, claims, equitable interests, charges, and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and, to its knowledge, holds a valid leasehold interest free of any liens, claims, or encumbrances.

             (o)   Intellectual Property Rights.  The Company and its
                   ----------------------------
Subsidiaries own, or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted, the lack of which could reasonably be expected to have a Material Adverse Effect. The Company and its Subsidiaries do not have any knowledge of any infringement by the Company or its Subsidiaries of trademarks, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secrets or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and no claim, action or proceeding has been made or brought against, or to the Company's knowledge, has been threatened against, the Company or its Subsidiaries regarding trademarks, trade name rights, patents, patent rights, inventions, copyrights, licenses, service names, service marks, service mark registrations, trade secrets or other infringement, except where such infringement, claim, action or proceeding would not reasonably be expected to have either individually or in the aggregate a Material Adverse Effect. The Company is not aware that any of its employees, officers, or consultants are obligated under any contract (including licenses, covenants, or commitments of any nature) or other agreement, or subject to any judgment, decree, or order of any court or administrative agency, that would interfere with the use of such employee's, officer's, or consultant's commercially reasonable efforts to promote the interests of the Company or that would conflict with the Company's business as conducted. Neither the execution nor delivery of the Transaction Documents, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant, or instrument under which any of such employees, officers or consultants are now obligated.

             (p)   Certain Fees. The Company has not entered into
                   ------------
agreement to pay any brokerage or finder's fees or commissions to any person including, but not limited to, any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement, other than with Sands Brothers International Ltd. for the 2nd Offering.

             (q)   Private Placement. Assuming the accuracy of the
                   -----------------
Purchasers representations and warranties set forth in Section 3.2, no registration under the Securities Act is required for the offer and sale of the Transaction Securities by the Company to the Purchaser as contemplated hereby.

             (r)   Investment Company. The Company is not, and is not an
                   ------------------
Affiliate of, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

             (s)   No General Solicitation. Neither the Company, its
                   -----------------------
Subsidiaries, any of their affiliates nor any person acting on their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities
Act) in connection with the offer or sale of the Shares and the Warrants.

             (t)   No Integrated Offering. Neither the Company, its
                   ----------------------
Subsidiaries, any of their affiliates nor any person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the Securities Act or cause the Offering to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated. None of the Company, its Subsidiaries, their affiliates and any person acting on their behalf will take any action or steps referred to in the preceding sentence that would require registration of any of the Transaction Securities under the Securities Act or cause the Offering to be integrated with other offerings.

             (u)   Tax Status. The Company and each of its Subsidiaries
                   ----------
has made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, except when the failure to do so would not have a Material Adverse Effect, and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations otherwise due and payable, except those being contested in good faith and has set aside on its books reserves in accordance with GAAP reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, statue or local tax. To the Company's knowledge, none of the Company's tax returns is presently being audited by any taxing authority.
             (v)   No Conflict of Interest.  Except as disclosed in SEC
                   -----------------------
Reports, and approximately $800,000 which has been loaned to the Company since March 2004 by certain executive officers and directors of the Company, which funds will not be repaid until no earlier than December 31, 2004, (i) the Company is not indebted in excess of $20,000, directly or indirectly, to any of its employees, officers or directors or to their respective spouses or children, in any amount whatsoever other than in connection with accrued but unpaid salary payments, expenses or advances of expenses incurred in the ordinary course of business or relocation expenses of employees, officers and directors, nor is the Company contemplating such indebtedness as of the date of this Agreement, (ii) to the Company's knowledge, none of said employees, officers or directors, or any member of their immediate families, is directly or indirectly indebted to the Company (other than in connection with purchases of the Company's stock) or have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship or any firm or corporation which competes with the Company, nor is the Company contemplating such indebtedness as of the date of this Agreement, except that employees, officers, directors and/or shareholders of the Company may own stock in publicly traded companies (not in excess of 1% of the outstanding capital stock thereof) which may directly compete with the Company and
(iii) to the Company's knowledge, no employee, shareholder, officer or director, or any member of their immediate families, is, directly or indirectly, interested in any material contract with the Company, nor does any such person own, directly or indirectly, in whole or in part, any material tangible or intangible property that the Company uses or contemplates using in the conduct of its business. The Company is not a guarantor or indemnitor of any indebtedness of any other Person.

             (w)   Insurance.  The Company has in full force and effect
                   ---------
fire and casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed, and the Company has insurance against other hazards, risks, and liabilities to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated.

             (x)   Foreign Assets Control Legislation.  Neither the sale
                   ----------------------------------
of the Common Stock or the Warrant by the Company hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy
Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto. Without limiting the foregoing, neither the Company nor any of its Subsidiaries (a) is a person whose property or interests in property are blocked pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) or (b) engages in any dealings or transactions, or be otherwise associated, with any such person. The Company and its Subsidiaries are in compliance with the USA Patriot Act of 2001
(signed into law October 26, 2001).

       3.2    Representations and Warranties of the Purchasers. Each
              ------------------------------------------------
Purchaser hereby represents and warrants as of the date hereof and as of the Closing Date to the Company, acknowledging that the Company is relying upon the accuracy and completeness of the representations and warranties set forth herein to, among other things, ensure that registration under Section 5 of the Securities Act is not required in connection with the sale of the Securities hereby, as follows:

             (a)   Organization; Authority. The Purchaser is an entity
                   -----------------------
duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or limited liability company power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement has been duly authorized by all necessary corporate or similar action on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

             (b)   Investment Intent. The Purchaser understands that the
                   -----------------
Transaction Securities are "restricted securities" and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Transaction Securities as principal for its own account for investment purposes only and not with a view to or for distributing or reselling such Transaction Securities or any part thereof, has no present intention of distributing any of such Transaction Securities and has no arrangement or understanding with any other persons regarding the distribution of such Transaction Securities (this representation and warranty not limiting such Purchaser's right to sell the Transaction Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). The Purchaser is acquiring the Transaction Securities hereunder in the ordinary course of its business. The Purchaser does not have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Transaction Securities.

             (c)   Purchaser Status. At the time the Purchaser was
                   ----------------
offered the Shares and Warrants, it was, and at the date hereof it is an "accredited investor" as defined in Rule 501(a) under the Securities Act. Such Purchaser is not, and is not required to be, registered as a broker-dealer under Section 15 of the Exchange Act. In making an investment decision as to whether to purchase the Shares and Warrants offered hereby, each Purchaser has relied solely upon the SEC Reports and the representation and warranties of the Company contained herein. Each Purchaser has had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning the Company and the officers and all such questions have been asked and answered by the Company to the satisfaction of the Purchaser.

             (d)   Experience of Such Purchaser. Each Purchaser, either
                   ----------------------------
alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Transaction Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Transaction Securities and, at the present time, is able to afford a complete loss of such investment.

             (e)   General Solicitation. The Purchaser is not purchasing
                   --------------------
the Shares and Warrants as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

             (f)   No Shorting. The Purchaser hereby represents and
                   -----------
warrants that the Purchaser, directly and/or indirectly, has not had and/or maintained, currently have, and/or in the future will not make or maintain a "short" position in the Company's securities or maintain a position in the Company's securities.

             (g)   No Conflicts. Neither the execution and delivery of
                   ------------
this Agreement and/or any Transaction Document, nor the consummation of the Transactions contemplated hereby, will violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which Purchaser is subject or any provision of its organizational documents or other similar governing instruments.

             (h)   No Advice. The Purchaser understands that nothing in
                   ---------
this Agreement or any other materials presented to the Purchaser in connection with the purchase and sale of the Transaction Securities constitutes legal, tax or investment advice. The Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Transaction Securities.

             (i)   No Litigation, Etc. There is no action, suit,
                   ------------------
proceeding, judgment, claim or investigation pending or, to the knowledge of the Purchaser, threatened against the Purchaser which could reasonably be expected in any manner to challenge or seek to prevent, enjoin, alter or materially delay any of the transactions contemplated by the Transaction Documents.

             (j)   Approvals. The execution, delivery and performance by
                   ---------
the Purchaser of this Agreement and the Transaction Documents to which it is a party, and the consummation of the transactions set forth herein require no material action by or in respect of, or material filing with, any governmental body, agency, official or authority, by the Purchaser other than: (i) the filing by the Purchaser with the SEC of such reports under the Exchange Act as may be required in connection with this Agreement, the Transaction Documents and the transactions contemplated hereby; and (ii) any filings required by the securities or "Blue Sky" laws of the various states.

             (k)   No Fees. The Purchaser has no obligation, agreement
                   -------
and/or understanding with respect to the payment of any fees or any claims made by or on behalf of other Persons for fees or compensation related to this Agreement and the Offering, except to the extent the Purchaser made an agreement to make any such payment.

                          ARTICLE IV.

                OTHER AGREEMENTS OF THE PARTIES

       4.1   Transfer Restrictions.
             ---------------------

             (a) The Transaction Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Transaction Securities other than pursuant to an effective registration statement, or in connection with a pledge, as contemplated in Section 4.1(b) hereof, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Transaction Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and shall have the rights of a Purchaser under this Agreement and the Registration Rights Agreement.

             (b) The Purchasers agree to the imprinting, so long as is required by this Section 4.1(b), of a legend on any of the Transaction Securities in the following form:

          THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE
          SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES
          COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM

          REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.

             (c) Subject to compliance with all laws, rules and regulations including, but not limited to, the Securities Act and the Exchange Act, certificates evidencing the Shares and Warrant Shares shall not contain any legend (including the legend set forth in Section 4.1(b)), (i) following any sale of the Shares or Warrant Shares pursuant to an effective registration statement (including the Registration Statement) covering the resale of such security, or
(ii) following any sale of the Shares or Warrant Shares pursuant to Rule 144, or (iii) if such Shares or Warrant Shares are eligible for sale under Rule 144(k) and appropriate documentation is provided satisfactory to legal counsel to the Company. The Company agrees that at such time as such legend is no longer required under and pursuant to this Section 4.1(c), it will, no later than three (3) Trading Days following the delivery by a Purchaser to the Company or the Company's transfer agent of a certificate representing Shares and/or Warrant Shares, as the case may be, issued with a restrictive legend, deliver or cause to be delivered to such Purchaser a certificate representing such securities that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

             (d) The Purchaser agrees that the removal of the restrictive legend from certificates representing the Shares and the Warrant Shares as set forth in this Section 4.1 is predicated upon the Company's reliance that the Purchaser will sell any Transaction
Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

       4.2   Furnishing of Information.  Until two (2) years from the
             -------------------------
Closing Date, the Company covenants and agrees to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act.

       4.3   Integration. The Company shall not sell, offer for sale or
             -----------
solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of any of the Transaction Securities in a manner that would require the registration under the Securities Act of the sale of the Transaction Securities to the Purchasers or that would be integrated with the offer or sale of the Transaction Securities for purposes of the rules and regulations of any Trading Market.

       4.4   Securities Laws Disclosure. The Company shall, by the end
             --------------------------
of the business on the third (3rd) Business Day following the Closing, issue a press release or file a Current Report on Form 8-K, disclosing the transactions contemplated hereby and make such other filings and notices in the manner and time required by the Commission.

       4.5   Use of Proceeds. The Company covenants and agrees that all
             ---------------
of the net proceeds that it receives from the sale of the Shares and Warrants pursuant to this Agreement, although distributed, allocated and expended by the Company in its sole discretion, shall be used for general working capital and corporate purposes.

       4.6   Form D and Blue Sky. The Company shall file a Form D with
             -------------------
respect to the Transaction Securities as required under Regulation D under the Securities Act and, upon written request, provide a copy thereof to each Purchaser and the Placement Agent promptly after such filing. The Company shall, on or before the Closing, take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for or to qualify any Transaction Securities for sale to the Purchasers pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the Purchaser on or prior to the Closing. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or "Blue Sky" laws of the states of the United States following the Closing.

       4.7   Reservation of Common Stock.  As of the date hereof, the
             ---------------------------
Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue the Shares and the Warrant Shares.

       4.8   Listing of Common Stock.  The Company hereby agrees to
             -----------------------
maintain the listing of the Common Stock on its current Trading Market. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will include in such application the Shares and Warrant Shares.

                            ARTICLE V.

                          MISCELLANEOUS

       5.1   Fees and Expenses. Except as otherwise set forth in this
             -----------------
Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement.

       5.2   Entire Agreement. The Transaction Documents, together with
             ----------------
the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

       5.3   Notices. Any and all notices or other communications or
             -------
deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on (a) the next

Business Day, if sent by U.S. nationally recognized overnight courier service, or (b) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications to the Company shall be as set forth below and for each Purchaser shall be as set forth on the signature pages attached hereto.

If to the Company:

	INYX, Inc.
        825 Third Avenue
        New York, New York 10022
        Attention:  Dr. Jack Kachkar
        Telephone:  212-838-1111

With a copy to:

        Gusrae Kaplan & Bruno, PLLC
        120 Wall Street
        New York, New York 10005
        Attention:  Lawrence G. Nusbaum, Esq.
        Telephone:  212-269-1400

       5.4   Amendments; Waivers.  No provision of this Agreement may be
             -------------------
waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

       5.5   Construction.  The headings herein are for convenience
             ------------
only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

       5.6   Successors and Assigns.  This Agreement shall be binding
             ----------------------
upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser. Any Purchaser, however, may assign any or all of its Transaction Securities and/or rights under this Agreement to any Person, provided such transferee agrees in writing to be bound, with respect to the transferred Transaction Securities and otherwise, by the provisions hereof that apply to the "Purchasers."

       5.7   No Third-Party Beneficiaries.  This Agreement is intended
             ----------------------------
for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

       5.8   Governing Law. This Agreement shall be governed by and
             -------------
construed in accordance with the internal laws of the State of New York without regard to the conflicts of laws principles thereof. The parties hereto hereby irrevocably agree that any suit or proceeding arising directly and/or indirectly pursuant to or under this Agreement, shall be brought solely in a federal or state court located in the City, County and State of New York. By its execution hereof, the parties hereby covenant and irrevocably submit to the in personam jurisdiction of the federal and state courts located in the City, County and State of New York and agree that any process in any such action may be served upon any of them personally, or by certified mail or registered mail upon them or their agent, return receipt requested, with the same full force and effect as if personally served upon them in New York City. The parties hereto waive any claim that any such jurisdiction is not a convenient forum for any such suit or proceeding and any defense or lack of in personam jurisdiction with respect thereto. In the event of any such action or proceeding, the party prevailing therein shall be entitled to payment from the other party hereto of its reasonable counsel fees and disbursements.

       5.9   Execution. This Agreement may be executed in two or more
             ---------
counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

       5.10  Severability. If any provision of this Agreement is held to
             ------------
be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

       5.11  Replacement of Transaction Securities. If any certificate
             -------------------------------------
or instrument evidencing any Transaction Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Transaction Securities.

       5.12  Indemnification.
             ---------------

             (a) The Company shall indemnify and hold harmless each Purchaser, the officers, directors, agents and employees of each of them, each Person who controls any such Purchaser (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable attorneys' fees) and expenses (including the cost (including without limitation, reasonable attorneys' fees) and expenses relating to an Indemnified Party's (as defined below) actions to enforce the provisions of this Section 5.12) (collectively, "Losses"), as incurred, to the extent arising out of or relating to (i) any material misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents, or, (ii) any material breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents, or
(iii) any cause of action, suit or claim brought or made against such Indemnified Party and arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents executed pursuant hereto by any of the Indemnified Parties. If the indemnification provided for in this Section 5.12 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any Losses, then the Indemnifying Party (as defined below), in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the actions or omissions that resulted in such Losses as well as any other relevant equitable considerations. The Company shall notify the Purchaser promptly of the institution, threat or assertion of any proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement.

             (b) Each Purchaser, jointly and not severally, shall indemnify and hold harmless the Company and each of its officers, directors, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and the officers, directors, agents and employees of each such controlling Person, to the fullest extent permitted by applicable law, from and against any and all losses, as incurred, to the extent arising out of or relating to (i) any material misrepresentation or material breach of any representation or warranty made by the Purchaser in the Transaction Documents, or, (ii) any material breach of any covenant, agreement or obligation of the Purchaser contained in the Transaction Documents or (iii) any cause of action, suit or claim brought or made against such Indemnified Party and arising out of or resulting from the execution, delivery, performance or enforcement of the Transaction Documents executed pursuant hereto by any of the Indemnified Parties. If the indemnification provided for in this Section 5.12 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any Losses, then the Indemnifying Party (as defined below), in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the actions or omissions that resulted in such Losses as well as any other relevant equitable considerations. Each Purchaser, as case may be, shall notify the Company promptly of the institution, threat or assertion of any proceeding of which the Company is aware in connection with the transactions contemplated by this Agreement. The maximum aggregate liability of each Purchaser for indemnity payments hereunder shall not exceed such Purchaser's pro-rata amount of the purchase price for the Shares and Warrants.

             (c) Conduct of Indemnification Proceedings. If any proceeding shall be brought or asserted against any Person entitled to indemnity hereunder (an "Indemnified Party"), such Indemnified Party shall promptly notify the other party (the "Indemnifying Party") in writing, and the Indemnifying Party shall have the right to assume the defense thereof, including the employment of counsel reasonably satisfactory to the Indemnified Party and the payment of all fees and expenses incurred in connection with defense thereof; provided, however, that the failure of any Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations or liabilities pursuant to this Agreement, except (and only) to the extent that such failure shall have materially and adversely prejudiced the Indemnifying Party.

       An Indemnified Party shall have the right to employ separate counsel in any such proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party or Parties unless: (1) the Indemnifying Party has agreed in writing to pay such fees and expenses; (2) the Indemnifying Party shall have failed promptly to assume the defense of such proceeding and to employ counsel reasonably satisfactory to such Indemnified Party in any such proceeding; or (3) the named parties to any such proceeding (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party, and such Indemnified Party shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnified Party and the Indemnifying Party (in which case, if such Indemnified Party notifies the Indemnifying Party in writing that it elects to employ separate counsel at the expense of the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense thereof and the reasonable fees and expenses of one separate counsel for all Indemnified Parties in any matters related on a factual basis shall be at the expense of the Indemnifying Party). The Indemnifying Party shall not be liable for any settlement of any such proceeding affected without its written consent, which consent shall not be unreasonably withheld. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending proceeding in respect of which any Indemnified Party is a party, unless such settlement includes an unconditional release of such Indemnified Party from all liability on claims that are the subject matter of such proceeding.

            (Remainder of Page Intentionally Left Blank)

     IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

                                     INYX, INC.



                                     By:_____________________________
                                         Name:
                                         Title:

                      PURCHASER'S SIGNATURE PAGE



_______________________________



By:____________________________
     Name:
     Title:


_______________________________
Address

_______________________________
Facsimile Number


Subscription Amount:  $

                   INDEX OF EXHIBITS AND SCHEDULES
                   -------------------------------

                              EXHIBITS
                              --------



Exhibit A		-	Form of Registration Rights Agreement
---------

Exhibit B		-	Form of Warrant
---------







                             SCHEDULES
                             ---------

Schedule 1		-	Securities Purchased
----------

                             EXHIBIT A
                             ---------

              FORM OF REGISTRATION RIGHTS AGREEMENT
              -------------------------------------

                             EXHIBIT B
                             ---------

                           FORM OF WARRANT
                           ---------------

                           SCHEDULE 1
                           ----------

            AMOUNT OF SHARES AND WARRANT SHARES PURCHASED
            ---------------------------------------------

_____________________________________________________________________


Name and Address           Shares                  Warrant Shares
----------------           ------                  --------------
_____________________________________________________________________


_____________________________________________________________________


_____________________________________________________________________


_____________________________________________________________________


_____________________________________________________________________